Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Toyota Motor Credit Corporation
6565 Headquarters Drive
Plano, TX 75024

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Toyota Motor Credit Corporation (as the engaging party), Citigroup Global Markets Inc., BMO Capital Markets Corp, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of certain assets related to the issuance of asset-backed notes by Toyota Lease Owner Trust 2026-A (the “Transaction”). Toyota Motor Credit Corporation (“TMCC”, the “Company” or “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
+ 1 (646) 471 3000
 www.pwc.com

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 130 auto lease receivables, which the Specified Parties instructed us to select randomly from the Sample Lease Data Tape (defined below).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

• The completeness, accuracy, appropriateness, quality, or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
• The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
• The value of collateral securing such assets; and
• The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the prospectus or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the prospectus or other Transaction documents.

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January 29, 2026

It should be understood that we make no representations as to:

• The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
• Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
• The reasonableness of any of the assumptions provided by the Responsible Party; and
• The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of auto lease receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this AUP Report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

• The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

• The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology and the information provided.

• The phrase “Sample Cut-off Date” refers to December 31, 2025.

• The phrase “Sample Leases” refers to a sample of 130 auto lease receivables, randomly selected by PwC from the Sample Lease Data Tape (defined below). We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Lease Data Tape based on the sample size and results of the procedures performed.

• The phrase “Vehicle Model Identification Methodology” refers to methodology provided by the Company to identify the vehicle model specified on the Sample Lease Data Tape and in the Lease File (defined below). The methodology is to use the Vehicle Model Listing (defined below) to

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identify the vehicle model indicated on the Sample Lease Data Tape and in the Lease File without regard to features or options (e.g., trim line packages, 4x4, etc.), and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

• The phrase “Credit Score Methodology” refers to methodology provided by the Company for identifying a lessee’s credit score (“Credit Score”) in the Origination System (defined below). The methodology is:

The “Bureau Score” field is located in the Available Credit Bureau Reports section of the Credit Bureau tab within the “Funding View Mode” of the Origination System; and

Credit Score = the maximum of all values under the “Bureau Score” field header.

• The phrase “Remaining Number of Payments Methodology” refers to methodology provided by the Company for calculating the “Remaining Number of Payments” using the following fields from the Sample Lease Data Tape:

Remaining Number of Payments = sum of “O_SchedPmtsRemaining” and “O_NbrOfMonthsExtended”.

I.     Data, Information, and Documents Provided

In the course of this engagement, TMCC provided the following data, information and documents:

1. Access, on January 11, 2026 through January 17, 2026, to and screenshots from the Company’s internal document management system (“DMS”) and Salesforce (“CEP”), which store origination information including contracts and customer correspondence; the lease receivables servicing system (the “Primary Servicing System”), which includes lease level transaction history and performance information; and the receivable origination system (the “Origination System”). The Company represents that the Origination System, the Primary Servicing System, DMS and CEP are maintained by the Company and are their primary origination, servicing, and record keeping systems for their automobile leases.

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From DMS, CEP, the Primary Servicing System, and the Origination System, as applicable, for each Sample Lease:

(a)  The lease contract (the “Contract”),

(b)  Any correction notices to the information contained in the Contract (the “Correction Notices”)(together with the Contract, the “Lease File”), and

(c)  Certificate of title, electronic record of title, lienholder registration, application for title, application for lien, notice of recorded lien, notice of lien application, title lien statement, lien holder release form, confirmation of security interest (lien) perfection, Maryland notice of security interest filing, other state equivalent documents, or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Document”).

2. An Excel file (the “Vehicle Model Listing”) which the Company represents, contains a mapping of vehicle models without regard to features or options (e.g., trim line packages, 4x4) and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

3. An Excel, CSV, or text file (the “Sample Lease Data Tape”), which the Company represents contains 52,522 auto lease receivables which may be included in the Transaction, were originated on or before October 31, 2025 and includes certain attributes related to those auto lease receivables as of the Sample Cut-off Date.

4. Screenshots from the Primary Servicing System which the Company represents contains changes to customer mailing state for Sample Lease #77 (the “Additional Screenshots”).

The data, information, and documents listed above, in this Section I, are collectively referred to as the “Data, Information, and Documents”.

II. Procedures Performed

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We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

A. For each Sample Lease, we compared the following information from the respective field on the Sample Lease Data Tape to the corresponding information in the Lease File applying the respective “Threshold and/or Special Instructions” below, noting exceptions if differences are greater than the threshold:

	Description	Field on Sample Lease Data Tape	Threshold and/or Special Instructions
1	Account Number	PCD_Acct_Nbr	n/a
2	Contract Date	O_ContractDate	15 days
3	Residual Value	O_ContractResidual	$1.00
4	Monthly Payment Amount	O_BaseRentPmt	$1.00
5	Maturity Date	O_CurrMaturityDate	15 days
6	Net Capitalized Cost	O_NetCapCost	$1.00
7	Mailing State	O_MailingStateCode	As stated in the address of the lessee. For Sample Lease #77, the Company instructed us to use the Additional Screenshots.
8	New/Used	O_NewUsed	“N” if the Contract states “Demo” or “New”. If the Sample Lease Data Tape indicates “New” and the Contract states “Used” and mileage on the Contract is less than 1,000 miles, then “N”, otherwise “U”
9	Vehicle Make	O_VehMake	“Toyota” if Contract states “Scion”
10	Vehicle Model Year	O_ModelYear	n/a

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11	Vehicle Model	O_ModelName	Vehicle Model Identification Methodology
12	Original Number of Scheduled Payments	O_Origterm	n/a

As instructed by the Company, if the aforementioned information on the Contract did not agree to the Sample Lease Data Tape, we compared such information on the Sample Lease Data Tape to other documents in the Lease File, such as the Correction Notices, using the date of such other documents to apply such document in chronological order starting with the most recently dated document.

B. For each Sample Lease, we compared the following information from the respective field on the Sample Lease Data Tape to the corresponding information in the Origination System applying the “Threshold and/or Special Instructions” below:

	Description	Field on Sample Lease Data Tape	Threshold and/or Special Instructions
1	Credit Score	O_FICO	Credit Score Methodology

C. Using the Remaining Number of Payments Methodology, we recalculated the Remaining Number of Payments for each Sample Lease and compared the results to the values disclosed in the “S_CurrRemNbrPmts” field on the Sample Lease Data Tape.

D. For each Sample Lease, we observed the presence of a signature on the Contract on the “lessee signature” line. We did not validate, confirm, or review the signature for authenticity.

E. For each Sample Lease, we compared:

1.  The name of the vehicle owner first on the Title Document, and if the vehicle owner did not exist or agree,

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2.  then we compared the lien holder or assignee of a security interest on the Title Document, if the lien holder or assignee of a security interest did not agree or is blank,

3.  then we compared the lessor on the Title Document,

to one of the following: Toyota Lease Trust; TMTT, Inc., as Trustee of Toyota Lease Trust or an acceptable variation as determined by the Company.

If multiple owners were listed on the title, no exception was noted if one of the owners was noted as Toyota Lease Trust; TMTT, Inc., as Trustee of Toyota Lease Trust; or an acceptable variation as determined by the Company.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

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If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)  Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)  Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

January 29, 2026

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January 29, 2026

Exhibit I

No exceptions were identified.

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January 29, 2026